UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

HALBERD CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HALBERD CORPORATION
10755 Vernon Ave., Huntington Woods, MI 48070
(248)530-0270

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 17, 2009

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of HALBERD CORPORATION, a Nevada corporation (the “Company”), which will be held at 1:30 PM to 3:30 PM local time, on July 17, 2009 in the 4th Floor conference room at Essex Center, 28400 Northwestern Highway, Southfield, MI 48034, for the following purposes:

1.           To elect the following persons as members of the Company’s Board of Directors to hold office for a one year term and until each of their successors are elected and qualified:

Mark Lundquist
John Maddox
Lizabeth Ardisana
Leland Thomas
Bruce Nyberg
Nicholas Cocco
Michael Burns

2.           To ratify the amended Bylaws.

3.           To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on June 26, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting by contacting us at (248)530-0270.

By Order of the Board of Directors

Mark Lundquist
Chief Executive Officer and Director
June 29, 2009
Huntington Woods, MI

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

HALBERD CORPORATION
10755 Vernon Ave.
Huntington Woods, MI 48070
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 17, 2009

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Halberd Corporation  (together with its subsidiaries, “Company”, “Halberd”,  “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held in the 4th Floor conference room at Essex Center , 28400 Northwestern Highway, Southfield, MI 48034, on July 17, 2009 and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Reservations are required for attendance at the shareholders meeting since their seating capacity is limited to 25 persons. Please respond back to this notice by July 17, 2009 using the enclosed postage paid response card indicating your intention either to attend or not to attend.  We also set up a call-in number for participation via telephone conference.  The line will open 10 minutes before the start of the Annual Meeting and will close 10 minutes after adjournment. The dial-in number is: (605) 475-4810 and the participant access code is: 370083#. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to shareholders on June 29, 2009.  Shareholders should review the information provided herein in conjunction with the Company’s Form S-1 Registration Statements and its amendments filed with the SEC. The Company’s principal executive offices are located at 10755 Vernon Ave, Huntington Woods, MI 48070. Our telephone number is (248)530-0270.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on June 26, 2009 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.   As of the date herein there are 26,058,000 shares of common stock, $0.001 par value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

Shareholders may vote in person or by proxy.  Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of Common Stock may not be voted cumulatively.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted.  Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the President of the Company; or

•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Our principal executive office at 10755 Vernon Ave., Huntington Woods, MI 48070. No such revocation will be effective until written notice of the revocation is received by the Company prior to the Annual Meeting.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our Common Stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The seven nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered public accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent registered public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available by contacting us at (248)530-0270 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, Shareholders will be asked to approve the election of directors, as a group, by resolution, which requires that a majority of the votes cast at the Annual Meeting be voted “FOR” the resolution for the election of nominees as a group.  Unless a contrary choice is specified, proxies solicited by management will be voted “FOR” the nominees for director set forth below.

At the Annual Meeting, seven directors are to be elected to the Board of Directors. All of the nominees currently serve as members of the Board of Directors and are standing for re-election.  The term of office of each of the current directors is due to expire immediately prior to the election of directors at the Annual Meeting.  We do not know of any reason why any of these nominees would not accept the nomination.  However, if any nominee does not accept the nomination, the persons’ names in the Proxy will vote for the substitute nominee that the board recommends.

Set forth below is more detailed information regarding each of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

Name	Age	Position
Mark Lundquist	51	Chief Executive Officer, Secretary and Director
John Maddox	43	President, Interim Chief Financial Officer, Chief Operating Officer, Treasurer and Director
Lizabeth Ardisana	58	Director
Leland Thomas	58	Chairman of the Board of Directors
Bruce Nyberg	63	Director
Nicholas Cocco	44	Director
Michael Burns	66	Director

Set forth below is a brief description of the background and business experience of our nominated directors for the past five years.

Mark Lundquist, Co-Founder, Chief Executive Officer, Secretary and Director

Mr. Lundquist has been our Chief Executive Officer and Secretary since inception on January 26, 2009. He is also the Founder, President and CEO of Fulcrum Edge, Inc., a business advisory company specializing in business planning, corporate growth, strategic planning, and sales and marketing since 2001. He spent fifteen years in the aerospace and defense arena before coming to Detroit to work in the automotive and high-tech automation industries. In the corporate world he was brought in to implement change, restructuring, turnarounds and help companies grow their business, frequently in preparation for sale. He has held executive positions with firms such as Grimes Aerospace (now Honeywell), Valcor, Aeroquip-Vickers, Mannesmann, Bosch and Norgren. Mr. Lundquist also founded WebAxia, Inc., an online based business focused on website effectiveness, as well as co-founding Petronom+Hydronom, LLC, a distributor of water purification and combustion engine fuel enhancement devices.

Mr. Lundquist studied astrophysics and engineering at the University of Illinois at Urbana-Champaign and has a degree in Mechanical Engineering.  He is a mentor to Detroit’s TechTown and Ann Arbor SPARK, two high tech business incubators; and sits on the advisory boards for multiple firms.  He is also an Executive Faculty Member of Wayne State University’s E2detroit Entrepreneurship Program, an instructor for the University of Michigan’s entrepreneurship immersion programs, and a contributing business writer to Michigan SmallTech, the state’s micro- and nanotechnology association.

John Maddox, Co-founder, President, Interim Chief Financial Officer, Chief Operating Officer, Treasurer and Director

Mr. Maddox has been our President and COO since inception on January 26, 2009. Effective June 23, 2009, he was appointed as our interim Chief Financial Officer in connection with the resignation of Joel M. Ungar. Mr. Maddox is also a Founder and Managing Principal with the CPA firm Maddox Ungar Silberstein, PLLC with more than sixteen years experience working with a variety of clients on business matters since 1992. He started his public accounting career with the international firm of Grant Thornton after working eight years with his father’s commercial roofing business, Lake Michigan Roofing, Inc. Prior to forming Maddox Ungar Silberstein, PLLC, Mr. Maddox was a principal with a large CPA firm in metropolitan Detroit. He was also the Founder and President of MutualFundTaxInfo.com, an Internet-based firm providing information to specialists in the mutual fund arena.

Mr. Maddox holds a Bachelor of Science in Business Administration, a Masters Degree in Taxation and a Graduate Certificate Degree in Taxation from Walsh College.  He is a member of the American Institute of Certified Public Accountants, the Michigan Association of Certified Public Accountants, and a former member of the Institute of Management Accountants.

Lizabeth Ardisana, Director

Ms. Ardisana is the Chief Executive Officer of ASG Renaissance, a technical and communication services firm she founded in 1987.  The firm operates offices in Michigan, California, Washington, D.C., South Carolina and Ontario, Canada.

She is currently a Director of Citizens Republic Bank, a trustee of Oakwood Hospital, Chairperson of the Board of Directors of the Michigan Hispanic Chamber of Commerce, Executive Board Member of the Detroit Regional Chamber of Commerce and a trustee of the Skillman Foundation.  Beth is also Vice-Chairman of Focus: HOPE non-profit, a trustee of Kettering University and Treasurer of the Metropolitan Affair Council.  She also created and launched the Hispanic Automotive Supplier Alliance.

Beth has a Bachelor’s degree in Mathematics and Computer Science from the University of Texas, a Master’s degree in Mechanical Engineering from the University of Michigan, and a Master’s degree in Business Administration from the University of Detroit.

Leland Thomas, Chairman of the Board of Directors

Mr. Thomas has been a member of our Advisory Board since January 2008. He is also a Director with BBK, an international business advisory firm.  He has over 28 years of financial and operational expertise, including experience as a self-employed turnaround consultant, a Chief Operating Officer, and a Corporate Manager of Finance.  His background includes alternative financing, national and global business expansion, marketing, project management and securities in both closely-held and large public corporations.

Mr. Thomas has a Master of Business Administration in Finance from Indiana University, a Bachelor of Science in Electrical Engineering from the University of Illinois at Urbana-Champaign, and is a Registered Professional Engineer in the state of Michigan.

Bruce Nyberg, Director

Mr. Nyberg held the position of Regional President of Huntington Bancshares Incorporated until his retirement in 2007. In this role he headed up the $3 billion, 43 branch subsidiary in Eastern Michigan.  Prior to his career with Huntington Bank, he held the position of Senior Vice President/Division Head of NBD Bancorp (now J.P.Morgan Chase).

He is currently the Chairman of Forgotten Harvest, the nation’s third largest food rescue organization and the Chairman of Michigan Roundtable for Diversity and Inclusion. He also sits on the board of the Community Foundation for Southeast Michigan. Previous board experience includes positions with MasterCard International, Detroit Regional Chamber, Magic Line, New Detroit, and Bowling Green State University Foundation.

Bruce holds a Bachelor of Arts degree in History and Business (cum laude) from Bowling Green State University and a Masters of Business Administration (with Distinction) from the University of Michigan in Ann Arbor.

Nicholas Cocco, Director

Mr. Cocco has been a member of our Advisory Board and Chief of Staff since December 2008. He is also the Managing Director of River Star, LLC, a Michigan-based liquidity management organization based in the greater Detroit area with clients throughout the United States.  Since 2001, River Star has been specializing in business process optimization strategies for both public and privately owned organizations.  Mr. Cocco has over twenty-five years of professional experience in sales, marketing, consulting and operations within the retail, wholesale and technology industries.  He has experience in mergers and acquisitions, acquisition integration, turnarounds and new business development.

Mr. Cocco received his Baccalaureate of Science degree with distinction from the College of Management and Business at National-Louis University in 1996. He received his Associate of Sciences degree from Northern Virginia Community College graduating Summa Cum Laude.  Additionally, he attended the Richard Devos Executive MBA program at Northwood University in 2002/2003.

Michael Burns, Director

Mr. Burns held the position of President & CEO of Pioneer Human Services (Seattle) until his retirement in 2007.  Prior to this he was President & CEO of Sea Watch International; President & CEO of Designer Foods, Inc.; President & CEO of The Rymer Company (NYSE listed); President & CEO of Kroehler Manufacturing Company (NYSE listed), and; President of Dutch Boy Paints.

He is a Founding Board Member and Secretary of Pinnacle Forum Seattle; Founding Board Member and Vice Chair, Eastside Academy; Founding Board Member of Enzon, Inc. (NASDAQ listed); Advisory Board Member of Entrenuity, and; Board Secretary for Second Chance.

He holds a Bachelor of Arts in English from William Paterson University and a Juris Doctorate from Seton Hall University.  He was admitted to the New Jersey Bar in 1975.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS LISTED ABOVE.

PROPOSAL 2: RATIFICATION OF AMENDMENT TO THE BYLAWS

The Board of Directors has amended Section 6 and Section 8 of Article IV of the Bylaws as follows.

6.
VICE-PRESIDENT.  In the event the Chief Executive Officer, together with the President of the Corporation shall appoint a Vice-President, the Vice-President shall perform all the duties usually appertaining to that office, subject to the control of the President.  The Vice-President shall also exercise the duties of the President in the absence of the President; provided, if there is more than one Vice-President, the Chairman of the Board of Directors, together with the Chief Executive Officer, shall decide who shall exercise the duties of the President in the absence of the President.  The Vice-President shall also perform any other duties as assigned by the Board of Directors.

8.
ASSISTANT SECRETARY.  In the event the Secretary of the Corporation deems it necessary and with approval of the Chairman of the Board of Directors, the Secretary shall appoint an Assistant Secretary, the Assistant Secretary shall at all times act as an assistant to the Secretary and have such powers and perform such duties as shall be assigned to him by the Secretary or Board of Directors.  The Assistant Secretary shall possess the powers and perform the duties of the Secretary in the absence or disability of the Secretary.  If the Secretary and Assistant Secretary are at the same time absent or unable to perform their duties, the Board of Directors may appoint a Secretary pro tempore with powers and duties to act as Secretary during the absence and disability of both the Secretary and Assistant Secretary.

We amended Subsection 6 of Article IV regarding the appointment of Vice-President because: at this time, in the developmental status of the Company, the Company does not expect to fill the position(s) of Vice-president nor has it discussed with anyone any Vice-president position.  However the Board of Directors believed that the decision to fill such positions should be made at the operating level rather than at the Board level.  As such, the changes to the original by-laws of the Corporation are to correct the decision making process only.  As such, the original language of: “VICE-PRESIDENT.  In the event the Board of Directors shall appoint a Vice-President, the Vice-President shall perform all the duties usually appertaining to that office, subject to the control of the President.  The Vice-President shall also exercise the duties of the President in the absence of the President; provided, if there is more than one Vice-President, the Board of Directors shall decide who shall exercise the duties of the President in the absence of the President.  The Vice-President shall also perform any other duties as assigned by the Board of Directors.” has been changed to: “VICE-PRESIDENT.  In the event the Chief Executive Officer, together with the President of the Corporation shall appoint a Vice-President, the Vice-President shall perform all the duties usually appertaining to that office, subject to the control of the President.  The Vice-President shall also exercise the duties of the President in the absence of the President; provided, if there is more than one Vice-President, the Chairman of the Board of Directors, together with the Chief Executive Officer, shall decide who shall exercise the duties of the President in the absence of the President.  The Vice-President shall also perform any other duties as assigned by the Board of Directors.”

We amended Subsection 8 of Article IV regarding the appointment of Assistant Secretary because: at this time, in the developmental status of the Company, the Company does not expect to fill the position of Assistant Secretary.  If, the Secretary of the Company, in concurrence with the Chairman of the Board of Directors deems it necessary to appoint an Assistant Secretary during the developmental stage of the Company, it will be a competent person already in the employ of the Company and no additional compensation will be awarded.  As such, the changes to the original by-laws of the Corporation are to correct the decision making process only.  As such, the original language of: “ASSISTANT SECRETARY.  In the event the Board of Directors shall appoint an Assistant Secretary, the Assistant Secretary shall at all times act as an assistant to the Secretary and have such powers and perform such duties as shall be assigned to him by the Secretary or Board of Directors.  The Assistant Secretary shall possess the powers and perform the duties of the Secretary in the absence or disability of the Secretary.  If the Secretary and Assistant Secretary are at the same time absent or unable to perform their duties, the Board of Directors may appoint a Secretary pro tempore with powers and duties to act as Secretary during the absence and disability of both the Secretary and Assistant Secretary.”  has been changed to: “ASSISTANT SECRETARY.  In the event the Secretary of the Corporation deems it necessary and with approval of the Chairman of the Board of Directors, the Secretary shall appoint an Assistant Secretary, the Assistant Secretary shall at all times act as an assistant to the Secretary and have such powers and perform such duties as shall be assigned to him by the Secretary or Board of Directors.  The Assistant Secretary shall possess the powers and perform the duties of the Secretary in the absence or disability of the Secretary.  If the Secretary and Assistant Secretary are at the same time absent or unable to perform their duties, the Board of Directors may appoint a Secretary pro tempore with powers and duties to act as Secretary during the absence and disability of both the Secretary and Assistant Secretary.”

In the event shareholders fail to ratify the amendments to the Bylaws, the Board of Directors will reconsider this amendment.

The affirmative vote of the holders of a majority of the Company’s Common Stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF AMENDMENT TO THE BYLAWS.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

On May 15, 2009, the Board of Directors held the first board meeting. All directors attended the meeting.

The Company encourages its directors to attend the Annual Meeting of shareholders.

Audit Committee

Bruce Nyberg and Michael Burns currently serve as its separately designated standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Bruce Nyberg chairing the committee and serving as its financial expert.

The function of the Audit Committee, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

Compensation Committee

Michael Burns and Lizabeth Ardisana currently serve as its Compensation Committee, with Michael Burns chairing the committee.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and, (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Business Development Committee

Nicholas Cocco and Mark Lundquist currently serve as its Business Development Committee, with Nicholas A. Cocco chairing the committee.

The Business Development Committee serves the Company by investigating, analyzing and recommending strategic business development, strategic partnerships, affiliate relationships, joint ventures, mergers, divestitures, and acquisitions.

Code of Business Conduct and Ethics (CBCE)

John Maddox was appointed as Compliance Officer of the Company in the first board meeting. The Company adopted a CBCE and such CBCE can be read and reviewed at the company’s corporate website: www.halberdcorp.com

Directors and Officers

Our executive officer’s and director’s and their respective ages as of June 29, 2009 are as follows:

Name	Age	Position
Mark Lundquist	51	Chief Executive Officer, Secretary and Director
John Maddox	43	President,Interim Chief Financial Officer, Chief Operating Officer, Treasurer and Director
Lizabeth Ardisana	58	Director
Leland Thomas	58	Chairman of the Board of Directors
Bruce Nyberg	63	Director
Nicholas Cocco	44	Director
Michael Burns	66	Director
Joel M. Ungar	47	Chief Financial Officer and Principal Accounting Officer

Please refer to Proposal 1 for the descriptions of our officers and directors.

Director Compensation

At this time, our directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, directors in such capacity.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

John C. Maddox, President, Chief Operating Officer, Interim Chief Financial Officer, Treasurer and Director of Halberd Corporation and SellMyBusinessnow.com, Inc., is subject to certain payments under a Chapter 13 Plan approved by United States Bankruptcy Court on June 13, 2007. He paid $600 per month to certain creditors from May 31, 2007 to September 30, 2008. He is now paying $669.04 per month to these creditors for 12 months, effective October 1, 2008.

Except as disclosed above, to the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Mark Lundquist, CEO and Secretary	2008	$0	0	0	0	0	0	25,000(1)	$25,000
	2007	0	0	0	0	0	0	5,000(2)	$5,000
John Maddox, President, COO	2008	$0	0	0	0	0	0	25,000(1)	$25,000
	2007	0	0	0	0	0	0	5,000(2)	5,000
Leland Thomas, Director	2008	$0	0	0	0	0	0	0	0
	2007	$0	0	0	0	0	0	0	0
Nicholas Cocco, Director	2008	$11,250	0	0	0	0	0	11,250(3)	11,250

Joel M. Ungar Chief Financial Officer	2008	$5,000	0	0	0	0	0	5,000(4)	5,000

(1)
Mr. Lundquist and Mr. Maddox received $25,000 each for consulting services in 2008. Additional $35,000 each was accrued and will be paid to them respectively depending on the financial conditions of the Company.

(2)	Mr. Lundquist and Mr. Maddox received $5,000 each for consulting services in 2007.
(3)	River Star, LLC was paid $11,250 for consulting services rendered to the Company. Nicholas Cocco is the managing member of River Star, LLC
(4)
Joel Ungar was granted $5,000 for services to the Company. Effective June 23, 2009, Mr. Ungar resigned as our Chief Financial Officer and Chief Accounting Officer of the Company. In connection with Mr. Ungar’s resignation, on June 23, 2009, the Board of Directors of the Company appointed John Maddox as interim Chief Financial Officer, effective June 23, 2009.

Option Grants Table. There were no individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table through June 29, 2009.

Aggregated Option Exercises and Fiscal Year-End Option Value Table. There were no stock options exercised until June 29, 2009 by the executive officer named in the Summary Compensation Table.

Long-Term Incentive Plan (“LTIP”) Awards Table. There were no awards made to a named executive officer in the last completed fiscal year under any LTIP.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, directors in such capacity.

Employment Agreements

We entered into employment agreements with Mark Lundquist, our CEO, and John Maddox, our President & COO for a term of three years. The employment agreements will automatically renew for successive one year after such initial term, unless and until terminated by either the Board of Directors as prescribed in the Company’s by-laws or by John Maddox by written letter to the Chairman with thirty days notice. Both Mr. Lundquist and Mr. Maddox will receive an annual base salary of $120,000. Upon effectiveness of this registration statement on Form S-1, and with the approval of the Board of Director, their salaries will increase to $240,000 per annum. They will also receive annual bonus and other benefits.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 29, 2009 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table in the section entitled “Executive Compensation” below and (iv) all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of June 29, 2009 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 26,058,000 shares of our common stock issued and outstanding as of June 29, 2009.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Stock	John C. Maddox	13,000,000	49.88%
Common Stock	Mark Lundquist	4,000,000	15.35%
Common Stock	Leland Thomas (1)	2,796,000	10.73%
Common Stock	Nicholas Cocco (2)	1,000,000	3.84%
Common Stock	Bruce Nyberg	20,000	0.08%
Common Stock	Lizabeth Ardisana	0	0
Common Stock	Michael Burns	0	0

Common Stock	All executive officers and directors as a group (5 persons)	20,816,000	79.88%

(1)	Including 1,100,000 shares of our common stock owned by Mr. Thomas directly and 1,696,000 shares owned through Thomas IRA.
(2)	All 1,000,000 shares of our common stock are owned by River Star, LLC.

TRANSACTIONS WITH RELATED PERSONS

Our subsidiary SellMyBusiness was incorporated under the laws of the State of Michigan on August 2, 2007. Upon inception, we issued 6,500 shares to John Maddox as founder shares with no consideration.  On November 28, 2007 we issued 2,000 shares to Mark Lundquist as founder shares with no consideration.

On November 28, 2007 and January 3, 2008, we entered into convertible promissory notes with certain investors totaling of $300,000. In addition, we issued 1,501 shares to these investors. Leland M. Thomas is one of these investors, while he is also a member of our Advisory Board. In January 2009, we entered into stock conversion agreements with these investors, pursuant to which we issued 2,300 shares of our common stock as conversion of promissory notes dated November 28, 2007 and January 3, 2008 including principal of $300,000 and interest of $23,000 at a conversion price of $133.00 and $500.00 per share, respectively.

On November 14, 2008, we entered into a consulting agreement with River Star, LLC, pursuant to which we will pay $7,500 per month to River Star for consulting services. The Managing Director of River Star, Nicholas A. Cocco, is our member of Advisory Board and Chief of Staff.

In addition, John C. Maddox has provided a $75,000 revolving line of credit to the Company. Outstanding advances bear interest at 10% per annum, and any such advances are due May 1, 2009. A total of $10,900 was outstanding as of July 31, 2008 and October 31, 2008.

The Company incurred rent expense of $13,500 with an entity in which John C. Maddox is an owner. Beginning October 1, 2008, the Company began using space owned by John C. Maddox personally for $1,500 per month on a month to month basis.

The Company leases its domain name from an entity owned by John C. Maddox. Rent expense for the initial period ended July 31, 2008 was $426 and as of October 31, 2008, the accrued expense was $185. The monthly rent for use of the domain name is 5% of revenues. Mr. Maddox has agreed to sell all of the relevant domain names for Halberd Corporation and SellMyBusiness.com to the Company for the original purchase price which is estimated at $30,000, plus interest at 10% per annum payable when the Company has generated sufficient cash flow or has access to sufficient cash to complete the purchase.

SHAREHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing to its investor relations group at Halberd Corporation Investor Relations, c/o Issuers Capital Advisors, LLC, 60 E. Rio Salado Parkway, Suite 900, Tempe, AZ 85281, Attention: Richard MacQueen

SHAREHOLDER PROPOSALS FOR THE 2010 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2010 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2008 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2010 Annual Meeting is changed by more than thirty (30) days from the date of the 2009 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.  Notices should be directed to: Halberd Corporation, 10755 Vernon Ave., Huntington Woods, MI 48070, Attention: Secretary.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, Mark Lundquist, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

Mark Lundquist
Chief Executive Officer and Director
June 29, 2009
Huntington Woods, MI

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HALBERD CORPORATION

The undersigned hereby appoints Mark Lundquist as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on July 17, 2009 at 1:30 PM to 4:30 PM at the 4th Floor conference room at Essex Center, 28400 Northwestern Highway, Southfield, MI 48034, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Mark Lundquist
John Maddox
Lizabeth Ardisana
Leland Thomas
Bruce Nyberg
Nicholas Cocco
Michael Burns

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and ratification of Proposal No. 2.

1.	To elect seven directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the amended By-laws of the Corporation.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Signature: _________________________________	Date: ___________________, 2009
Print Name: _______________________________

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.